UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

Digital Transformation Opportunities Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40177	85-3984427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10250 Constellation Blvd, Suite 23126 Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(360) 949-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	DTOCU	The Nasdaq Stock Market LLC
Shares of Class A common stock, included as part of the units	DTOC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DTOCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on October 5, 2022, Digital Transformation Opportunities Corp., a Delaware corporation (“DTOC”), entered into a Business Combination Agreement, which was subsequently amended and restated on January 6, 2023 (the “Business Combination Agreement”), with American Oncology Network, LLC, a Delaware limited liability company (“AON”) pursuant to which the combined company will be organized in an umbrella partnership C corporation structure, in which substantially all of the assets and the business of the combined company will be held by AON (the “Business Combination”). Upon the consummation of the Business Combination, the members of AON will include DTOC and the current unitholders of AON, and DTOC will be renamed American Oncology Network, Inc. (the “New AON”).

On April 27, 2023, DTOC and AON amended and restated the Business Combination Agreement (as amended, the “Second Amended and Restated Business Combination Agreement”) to provide, among other things, that, prior to the closing, DTOC will commence, and use its commercially reasonable efforts to consummate, an offer to employees of AON to exchange, at the election of each such employee, each outstanding AON Class B-1 unit award held by such employee for a number of new issued shares of New AON Class A common stock equal to the applicable Per Company Unit Exchange Ratio (as such term is defined in the Second Amended and Restated Business Combination Agreement).

The foregoing description of the Second Amended and Restated Business Combination Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Second Amended and Restated Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1.

Item 8.01 Other Events.

On January 6, 2023, DTOC filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with DTOC’s solicitation of proxies for the vote by DTOC stockholders with respect to the Business Combination. The Preliminary Proxy Statement included unaudited condensed consolidated interim financial statements for AON, prepared by AON management, as of and for the nine-month period ended September 30, 2022 (the “YTD 9/30/22 Unaudited Financial Statements”). Following the filing of the Preliminary Proxy Statement, AON identified certain misstatements in the YTD 9/30/22 Unaudited Financial Statements and notified DTOC of such misstatements prior to the filing of this Current Report on Form 8-K. AON has evaluated the quantitative and qualitative effects, individually and in aggregate, of these misstatements and has concluded that the previously reported amounts were not materially misstated.

On April 27, 2023, DTOC filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), including a proxy statement for DTOC’s solicitation of proxies for the vote by DTOC stockholders with respect to the Business Combination and a prospectus for the Exchange Offer. The Registration Statement includes consolidated financial statements for AON as of and for the twelve-month period ended December 31, 2022, which statements do not, to DTOC’s knowledge, include the foregoing misstatements.

Exhibit 99.1 attached hereto sets forth footnote disclosure proposed to be included in the revised YTD 9/30/22 Unaudited Financial Statements that will be issued by AON to correct the abovementioned misstatements.

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the proposed Business Combination, DTOC has filed with the SEC the Registration Statement. Promptly after the Registration Statement is declared effective, the proxy statement will be mailed to DTOC stockholders as of a record date to be established for voting on the Business Combination. DTOC STOCKHOLDERS, AON UNITHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND THE PROPOSED EXCHANGE OFFER, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT DTOC, AON, THE PROPOSED BUSINESS COMBINATION AND THE PROPOSED EXCHANGE OFFER. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and the proposed Exchange Offer and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination and the proposed Exchange Offer. When available, the proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of DTOC as of a record date to be established for voting on the proposed Business Combination. Investors and security holders will be able to obtain free copies of documents filed by DTOC with the SEC, through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

DTOC and its directors and executive officers may be deemed participants in the solicitation of proxies from DTOC’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in DTOC is contained in DTOC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023. These documents may be obtained free of charge from the SEC’s website. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination and the proposed Exchange Offer.

AON and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DTOC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination and the proposed Exchange Offer.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or the Exchange Offer. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Second Amended and Restated Business Combination Agreement, dated as of April 27, 2023, by and between Digital Transformation Opportunities Corp. and American Oncology Network, LLC

99.1	Proposed Footnote Disclosure to Revised YTD 9/30/22 Unaudited Financial Statements

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*       Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

The exhibits to this Current Report on Form 8-K may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2023

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.

By:	/s/ Kyle Francis
Name:	Kyle Francis
Title:	Chief Financial Officer